UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2022

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2022, Ocwen Financial Corporation (together with its consolidated subsidiaries including PHH Mortgage Corporation, “Ocwen” or the “Company”) issued a press release announcing results for the third quarter ended September 30, 2022 and providing a business update, including the information described under Item 8.01, Other Events, below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the information in the related exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 2, 2022, Ocwen and OCW MAV Holdings, LLC (“OMH”), a special purpose entity managed by Oaktree Capital Management L.P., entered into an agreement modifying certain terms relating to the capitalization, management and operations of their mortgage servicing rights joint venture, MAV Canopy HoldCo I, LLC (“Canopy”), a Delaware limited liability company, and its wholly-owned operating subsidiary, MSR Asset Vehicle LLC, a California limited liability company. OMH and Ocwen own 85% and 15%, respectively, of the limited liability company interests in Canopy.

Under the terms of the agreement, Ocwen and OMH agreed to increase the aggregate capital contributions to Canopy by up to an additional $250 million during an investment period ending May 2, 2024, subject to two annual extensions upon mutual agreement. Ocwen may elect to contribute up to its pro rata share of the additional capital commitment. To the extent Ocwen does not contribute its pro rata share of the additional capital commitment, the ownership percentages held by Ocwen and OMH will be adjusted based on the parties’ current percentage interests, capital contributions, and book value. In connection with the increased investment, Ocwen and OMH agreed to reduce Ocwen’s incentive fee, which the parties refer to as the “promote distribution.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Ocwen Financial Corporation dated November 3, 2022

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: November 3, 2022	By:	/s/ Sean B. O’Neil
Sean B. O’Neil
Chief Financial Officer